UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 19, 2008 (May 9, 2008)

DATE OF ORIGINAL REPORT: May 15, 2008 (May 9, 2008)

                                NT HoldingCorp.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                    000-15303                   73-1215433
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            (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)

                     150 Research Drive, Hampton, VA 23666
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                                  757-766-6100
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              Registrant's telephone number, including area code:

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

Effective May 5, 2008, NT Holding Corp. (the "Company") entered into a Reorganization and Stock Purchase Agreement (the "Acquisition") with Health Source Technologies, Inc. ("HSTI") to acquire 100% of the issued and outstanding equity of HSTI in exchange for a majority interest in the Company. The transaction closed on May 9, 2008.

In conjunction with the Acquisition, effective May 9, 2008, the Company entered into an Assignment and Assumption Agreement (the "Assignment") with Rider Point International ("RPI") to assign 100% of the Company's assets held before the Acquisition to RPI in exchange for the assumption of 100% of the Company's liabilities incurred before the Acquisition.

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Effective May 9, 2008, the Company acquired 100% of the outstanding equity of Health Source Technologies, Inc. ("HSTI") from the shareholders of HSTI, in consideration for 66,000,000 shares of the Company's common stock, representing a majority interest and 1,000,000 shares of Series A Preferred Stock, each share convertible into 405 shares of common stock. Upon completion of the acquisition and appropriate notice to Shareholders under a 14C Information Statement, the Company intends to complete a 1 for 25 reverse stock split. A more detailed description of HSTI follows below. In conjunction with the Acquisition, the Company assigned 100% of its assets and 100% of its liabilities to Rider Point International through the Assignment simultaneously with the Acquisition.

DESCRIPTION  OF  BUSINESS  OF  HSTI

CORPORATE  HISTORY

Health Source Technologies, Inc. ("HSTI") was incorporated in Nevada on August 6, 2007. HSTI has not been in bankruptcy, receivership, or any similar proceeding, and, has not defaulted on the terms of any note, loan, lease, or other indebtedness or financing arrangement requiring HSTI to make any material payments. Other than the Acquisition, HSTI has not been a party to any material reclassification, merger, consolidation, or purchase or sale of a significant amount of assets not in the ordinary course of business.

COMPANY  OVERVIEW

Health Source Technologies, Inc. is a development stage biopharmaceutical company that acquires and develops innovative products for the treatment of cancer. We have focused on in-licensing drug candidates that are undergoing or have already completed initial clinical testing for the treatment of cancer, and then developing those drug candidates for commercial use.


We entered into a letter of intent ("LOI") with Joe Brown for the rights to one clinical stage drug candidate:


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-    Salicinium  -  Salicinium  is an oral and parental active inhibitor of NAD+
     e.c. 1.2.1.28 fermenting enzyme dynamics. Clinical studies demonstrate that Salicinium alters malignant cell fermentation dynamics, blocks cell division (mitosis) and causes fermenting (cancer) cells' loss of ability to withstand the innate immune reactions.


The letter of intent has expired, but we are currently in negotiations to extend the terms of the LOI, and intend to complete a definitive licensing agreement within 30 days of the extension. We do not anticipate any issues with this extension.


We were originally incorporated under Nevada law on August 6, 2007 under the name Health Source Technologies, Inc. Over the course of this year, we intend to retain a Chief Executive Officer and continue to build our board of directors with new experienced additional directors with the intention of beginning our FDA testing of our clinical stage drug. We continue to search for additional cancer applications for our product candidate.

OUR  STRATEGY

We intend to focus on in-licensing and further developing drug candidates that are undergoing or have already completed initial clinical testing for the treatment of cancer. Although the cost of licensing drug candidates for which the initial clinical testing has been completed may be significantly higher than those for which clinical testing has not been completed, we believe there is significantly less risk associated with our investment and continued development of clinical stage drugs due to the fact that we are able to obtain an initial indication of the drug's safety and efficacy before we decide to invest our capital in the drug's development.


We will consider potential drug acquisitions through a number of sources, including solicitations from potential sellers of such drugs and through searches completed by both our directors and by independent consulting firms. In considering potential acquisitions, we will complete an evaluation of the scientific and medical viability of the drug. Depending on the drug, this evaluation would be completed by us internally if any of the members of our team have specific experience with the related technology or by third party consultants with specific experience with the related technology. In addition to scientific and medical viability factors, we will also consider the drug from a market perspective, considering not only the prospective expense of development and commercialization of the drug, but also the economic potential of the drug on such market if successfully developed. Internal evaluation, when undertaken, will also be completed by a Scientific Advisory Board which we intend to form, whose members assist management in the assessment of research, development and commercial programs of biotechnology or pharmaceutical companies that HSTI may consider acquiring, and provide advice and guidance with respect to the research and commercial development plans of our product portfolio. We will not enter into any licensing transaction unless our board of directors has first approved the transaction. Its decision will depend on several factors, including the scientific merits of the technology, the costs of the transaction and other economic terms of the proposed license, the amount of capital required to develop the technology, and the economic potential of the drug candidate should it be commercialized.


Currently, we do not follow any policy or formula as to our acquisition of product candidates, other than seeking drugs for which pre-clinical or clinical testing has commenced. To date, we

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
have entered into a letter of intent to acquire one product candidate. We will continue to consider potential acquisitions based on the consideration of the factors identified above.

As we move our product candidates through development toward regulatory approval, we will evaluate several options for each product candidate's commercialization strategy. These options include building our own internal sales force, entering into a joint marketing partnership with another pharmaceutical or biotechnology company whereby we jointly sell and market the product, and out-licensing our product whereby another pharmaceutical or biotechnology company sells and markets our product and pays us a royalty on sales. Our decision will be made separately for each product and will be based on a number of factors including capital necessary to execute on each option, size of the market that needs to be addressed and terms of potential offers from other pharmaceutical and biotech companies. It is too early for us to know which of these options we will pursue for our product candidates, assuming their successful development.

OUR  PRODUCT  CANDIDATE


Salicinium has the distinct advantage of having been studied in 170 human stage IV (terminal) cancer patients in Reno, Nevada. Of those patients, 43 were diagnosed with stage IV breast cancer. The results after 2 years show 79% efficacy, or that 34 of the patients survived.


The study was conducted by Dr. James Forsythe who is both a Medical Doctor and a Homeopathic Doctor. Dr. Forsythe has been a clinical oncologist for over 30 years and has done many clinical studies, but has stated that he has never seen a drug candidate with clinical results like this one.

The study was conducted under Homeopathic guidelines governed by the state of Nevada.

BREAST  CANCER  STATISTICS

According to The American Cancer Society, breast cancer is the most common cancer among women in the United States, other than skin cancer. It is the second leading cause of cancer death in women, after lung cancer.


About 178,480 women in the United States will be found to have invasive breast cancer in 2007. About 40,460 women will die from the disease in 2008. Right now there are about two and a half million breast cancer survivors in the United States.



The chance of a woman having invasive breast cancer some time during her life is about 1 in 8. The chance of dying from breast cancer is about 1 in 35. Breast cancer death rates are going down. Management believes that this is probably the result of finding the cancer earlier and improvements in treatment.


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
TYPES  OF  BREAST  CANCERS

There are many types of breast cancer, though some of them are very rare. Sometimes a breast tumor can be a combination of these types and to have a mixture of "invasive" and "in situ" cancer.

DUCTAL CARCINOMA IN SITU (DCIS): This is the most common type of non-invasive breast cancer. DCIS means that the cancer is only in the ducts. It has not spread through the walls of the ducts into the tissue of the breast. Nearly all women with cancer at this stage can be cured. Often the best way to find DCIS early is with a mammogram.

LOBULAR CARCINOMA IN SITU (LCIS): This condition begins in the milk-making glands but does not go through the wall of the lobules. Although not a true cancer, having LCIS increases a woman's risk of getting cancer later. For this reason, it's important that women with LCIS follow the screening guidelines for breast cancer (these are discussed later in this document).

INVASIVE (INFILTRATING) DUCTAL CARCINOMA (IDC): This is the most common breast cancer. It starts in a milk passage or duct, breaks through the wall of the duct, and invades the tissue of the breast. From there it can spread to other parts of the body. It accounts for about 8 out of 10 invasive breast cancers.

INVASIVE (INFILTRATING) LOBULAR CARCINOMA (ILC): This cancer starts in the milk glands or lobules. It can spread to other parts of the body. About 1 out of 10 invasive breast cancers are of this type.

INFLAMMATORY BREAST CANCER (IBC): This uncommon type of invasive breast cancer accounts for about 1% to 3% of all breast cancers. Usually there is no single lump or tumor. Instead, inflammatory breast cancer (IBC) makes the skin of the breast look red and feel warm. It also gives the skin a thick, pitted appearance that looks a lot like an orange peel. Doctors now know that these changes are not caused by inflammation or infection, but by cancer cells blocking lymph vessels in the skin. The breast may become larger, firmer, tender, or itchy. IBC is often mistaken for an infection in its early stages. Because there is no defined lump, it may not appear on a mammogram, which may make it even harder to catch it early. It usually has a higher chance of spreading and a worse outlook than invasive ductal or lobular cancer.

GOVERNMENT  REGULATION  AND  PRODUCT  APPROVAL

The FDA and comparable regulatory agencies in state and local jurisdictions and in foreign countries impose substantial requirements upon the testing (preclinical and clinical), manufacturing, labeling, storage, recordkeeping, advertising, promotion, import, export, marketing and distribution, among other things, of drugs and drug product candidates. If we do not comply with applicable requirements, we may be fined, the government may refuse to approve our marketing applications or allow us to manufacture or market our products, and we may be criminally prosecuted. We and our manufacturers may also be subject to regulations under other United States federal, state, and local laws.

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
UNITED  STATES  GOVERNMENT  REGULATION

In the United States, the FDA regulates drugs under the Federal Food Drug and Cosmetics Act, or FDCA, and implementing regulations. The process required by the FDA before our drug candidates may be marketed in the United States generally involves the following (although the FDA is given wide discretion to impose different or more stringent requirements on a case-by-case basis):

- Completion of extensive preclinical laboratory tests, preclinical animal studies and formulation studies, all performed in accordance with the FDA's good laboratory practice regulations and other regulations;

- Submission to the FDA of an IND application which must become effective before clinical trials may begin;

- Performance of multiple adequate and well-controlled clinical trials meeting FDA requirements to establish the safety and efficacy of the product candidate for each proposed indication;

-    Submission  of  an  NDA  to  the  FDA;

- Satisfactory completion of an FDA pre-approval inspection of the manufacturing facilities at which the product candidate is produced, and potentially other involved facilities as well, to assess compliance with current good manufacturing practice, or cGMP, regulations and other applicable regulations;

- The FDA review and approval of the NDA prior to any commercial marketing, sale or shipment of the drug.

The testing and approval process requires substantial time, effort and financial resources, and we cannot be certain that any approvals for our drug candidates will be granted on a timely basis, if at all.

Preclinical tests may include laboratory evaluation of product chemistry, formulation and stability, as well as studies to evaluate toxicity and other effects in animals. The results of preclinical tests, together with manufacturing information and analytical data, among other information, are submitted to the FDA as part of an IND application. Subject to certain exceptions, an IND becomes effective 30 days after receipt by the FDA, unless the FDA, within the 30-day time period, issues a clinical hold to delay a proposed clinical investigation due to concerns or questions about the conduct of the clinical trial, including concerns that human research subjects will be exposed to unreasonable health risks. In such a case, the IND sponsor and the FDA must resolve any outstanding concerns before the clinical trial can begin. Our submission of an IND, or those of our collaboration partners, may not result in the FDA authorization to commence a clinical trial. A separate submission to an existing IND must also be made for each successive clinical trial conducted during product development.

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The  FDA  must  also approve changes to an existing IND. Further, an independent institutional review board, or IRB, for each medical center proposing to conduct the clinical trial must review and approve the plan for any clinical trial before it commences at that center and it must monitor the study until completed. The FDA, the IRB or the sponsor may suspend a clinical trial at any time on various grounds, including a finding that the subjects or patients are being exposed to an unacceptable health risk. Clinical testing also must satisfy extensive Good Clinical Practice requirements and regulations for informed consent.

CLINICAL  TRIALS

For purposes of NDA submission and approval, clinical trials are typically conducted in the following three sequential phases, which may overlap (although additional or different trials may be required by the FDA as well):

Phase I clinical trials are initially conducted in a limited population to test the drug candidate for safety, dose tolerance, absorption, metabolism, distribution and excretion in healthy humans or, on occasion, in patients, such as cancer patients. In some cases, particularly in cancer trials, a sponsor may decide to conduct what is referred to as a "Phase Ib" evaluation, which is a second safety-focused Phase I clinical trial typically designed to evaluate the impact of the drug candidate in combination with currently FDA-approved drugs.

Phase II clinical trials are generally conducted in a limited patient population to identify possible adverse effects and safety risks, to determine the efficacy of the drug candidate for specific targeted indications and to determine dose tolerance and optimal dosage. Multiple Phase II clinical trials may be conducted by the sponsor to obtain information prior to beginning larger and more expensive Phase III clinical trials. In some cases, a sponsor may decide to conduct what is referred to as a "Phase IIb" evaluation, which is a second, confirmatory Phase II clinical trial that could, if positive and accepted by the FDA, serve as a pivotal clinical trial in the approval of a drug candidate.

Phase III clinical trials are commonly referred to as pivotal trials. When Phase II clinical trials demonstrate that a dose range of the drug candidate is effective and has an acceptable safety profile, Phase III clinical trials are undertaken in large patient populations to further evaluate dosage, to provide substantial evidence of clinical efficacy and to further test for safety in an expanded and diverse patient population at multiple, geographically dispersed clinical trial sites.

In some cases, the FDA may condition continued approval of an NDA on the sponsor's agreement to conduct additional clinical trials with due diligence. In other cases, the sponsor and the FDA may agree that additional safety and/or efficacy data should be provided; however, continued approval of the NDA may not always depend on timely submission of such information. Such post-approval studies are typically referred to as Phase IV studies.

NEW  DRUG  APPLICATION

The results of drug candidate development, preclinical testing and clinical trials, together with, among other things, detailed information on the manufacture and composition of the product and

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proposed  labeling,  and  the payment of a user fee, are submitted to the FDA as part of an NDA. The FDA reviews all NDAs submitted before it accepts them for filing and may request additional information rather than accepting an NDA for filing. Once an NDA is accepted for filing, the FDA begins an in-depth review of the application.

During its review of an NDA, the FDA may refer the application to an advisory committee for review, evaluation and recommendation as to whether the application should be approved. The FDA may refuse to approve an NDA and issue a not approvable letter if the applicable regulatory criteria are not satisfied, or it may require additional clinical or other data, including one or more additional pivotal Phase III clinical trials. Even if such data are submitted, the FDA may ultimately decide that the NDA does not satisfy the criteria for approval. Data from clinical trials are not always conclusive and the FDA may interpret data differently than we or our collaboration partners interpret data. If the FDA's evaluations of the NDA and the clinical and manufacturing procedures and facilities are favorable, the FDA may issue either an approval letter or an approvable letter, which contains the conditions that must be met in order to secure final approval of the NDA. If and when those conditions have been met to the FDA's satisfaction, the FDA will issue an approval letter, authorizing commercial marketing of the drug for certain indications. The FDA may withdraw drug approval if ongoing regulatory requirements are not met or if safety problems occur after the drug reaches the market. In addition, the FDA may require testing, including Phase IV clinical trials, and surveillance programs to monitor the effect of approved products that have been commercialized, and the FDA has the power to prevent or limit further marketing of a drug based on the results of these post-marketing programs. Drugs may be marketed only for the FDA-facilities are favorable, the FDA may issue approved indications and in accordance with the FDA-approved label.

Further, if there are any modifications to the drug, including changes in indications, other labeling changes, or manufacturing processes or facilities, we may be required to submit and obtain FDA approval of a new NDA or NDA supplement, which may require us to develop additional data or conduct additional preclinical studies and clinical trials.

FAST  TRACK  DESIGNATION

The FDA's fast track program is intended to facilitate the development and to expedite the review of drugs that are intended for the treatment of a serious or life-threatening condition and that demonstrate the potential to address unmet medical needs. Under the fast track program, applicants may seek traditional approval for a product based on data demonstrating an effect on a clinically meaningful endpoint, or approval based on a well-established surrogate endpoint. The sponsor of a new drug candidate may request the FDA to designate the drug candidate for a specific indication as a fast track drug at the time of original submission of its IND, or at any time thereafter prior to receiving marketing approval of a marketing application. The FDA will determine if the drug candidate qualifies for fast track designation within 60 days of receipt of the sponsor's request.

If the FDA grants fast track designation, it may initiate review of sections of an NDA before the application is complete. This so-called "rolling review" is available if the applicant provides and the FDA approves a schedule for the submission of the remaining information and the applicant

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has paid applicable user fees.  The FDA's PDUFA review clock for both a standard and priority NDA for a fast track product does not begin until the complete application is submitted.

Additionally, fast track designation may be withdrawn by the FDA if it believes that the designation is no longer supported by emerging data, or if the designated drug development program is no longer being pursued.

In some cases, a fast track designated drug candidate may also qualify for one or more of the following programs:

Priority Review. As explained above, a drug candidate may be eligible for a six-month priority review. The FDA assigns priority review status to an application if the drug candidate provides a significant improvement compared to marketed drugs in the treatment, diagnosis or prevention of a disease. A fast track drug would ordinarily meet the FDA's criteria for priority review, but may also be assigned a standard review. We do not know whether any of our drug candidates will be assigned priority review status or, if priority review status is assigned, whether that review or approval will be faster than conventional FDA procedures, or that the FDA will ultimately approve the drug.

Accelerated Approval. Under the FDA's accelerated approval regulations, the FDA is authorized to approve drug candidates that have been studied for their safety and efficacy in treating serious or life- threatening illnesses and that provide meaningful therapeutic benefit to patients over existing treatments based upon either a surrogate endpoint that is reasonably likely to predict clinical benefit or on the basis of an effect on a clinical endpoint other than patient survival or irreversible morbidity. In clinical trials, surrogate endpoints are alternative measurements of the symptoms of a disease or condition that are substituted for measurements of observable clinical symptoms. A drug candidate approved on this basis is subject to rigorous post-marketing compliance requirements, including the completion of Phase IV or post-approval clinical trials to validate the surrogate endpoint or confirm the effect on the clinical endpoint. Failure to conduct required post-approval studies with due diligence, or to validate a surrogate endpoint or confirm a clinical benefit during post-marketing studies, may cause the FDA to seek to withdraw the drug from the market on an expedited basis. All promotional materials for drug candidates approved under accelerated regulations are subject to prior review by the FDA.

When appropriate, we and our collaboration partners intend to seek fast track designation, accelerated approval or priority review for our drug candidates. We cannot predict whether any of our drug candidates will obtain fast track, accelerated approval, or priority review designation, or the ultimate impact, if any, of these expedited review mechanisms on the timing or likelihood of the FDA approval of any of our drug candidates.

Satisfaction of the FDA regulations and approval requirements or similar requirements of foreign regulatory agencies typically takes several years, and the actual time required may vary substantially based upon the type, complexity and novelty of the product or disease. Typically, if a drug candidate is intended to treat a chronic disease, as is the case with some of the drug candidates we are developing, safety and efficacy data must be gathered over an extended period of time. Government regulation may delay or prevent marketing of drug candidates for a

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considerable  period  of  time and impose costly procedures upon our activities.
The FDA or any other regulatory agency may not grant approvals for changes in dosage form or new indications for our drug candidates on a timely basis, or at all. Even if a drug candidate receives regulatory approval, the approval may be significantly limited to specific disease states, patient populations and dosages. Further, even after regulatory approval is obtained, later discovery of previously unknown problems with a drug may result in restrictions on the drug or even complete withdrawal of the drug from the market. Delays in obtaining, or failures to obtain, regulatory approvals for any of our drug candidates would harm our business. In addition, we cannot predict what adverse governmental regulations may arise from future United States or foreign governmental action.

OTHER  REGULATORY  REQUIREMENTS

Any drugs manufactured or distributed by us or our collaboration partners pursuant to future FDA approvals are subject to continuing regulation by the FDA, including recordkeeping requirements and reporting of adverse experiences associated with the drug. Drug manufacturers and their subcontractors are required to register with the FDA and certain state agencies, and are subject to periodic unannounced inspections by the FDA and certain state agencies for compliance with ongoing regulatory requirements, including cGMP, which impose certain procedural and documentation requirements upon us and our third-party manufacturers. Failure to comply with the statutory and regulatory requirements can subject a manufacturer to possible legal or regulatory action, such as warning letters, suspension of manufacturing, sales or use, seizure of product, injunctive action or possible civil penalties. We cannot be certain that we or our present or future third-party manufacturers or suppliers will be able to comply with the cGMP regulations and other ongoing FDA regulatory requirements. If our present or future third-party manufacturers or suppliers are not able to comply with these requirements, the FDA may halt our clinical trials, require us to recall a drug from distribution, or withdraw approval of the NDA for that drug.

The FDA closely regulates the post-approval marketing and promotion of drugs, including standards and regulations for direct-to-consumer advertising, off-label promotion, industry-sponsored scientific and educational activities and promotional activities involving the Internet. A company can make only those claims relating to safety and efficacy that are approved by the FDA. Failure to comply with these requirements can result in adverse publicity, warning and/or untitled letters, corrective advertising and potential civil and criminal penalties.

INTELLECTUAL  PROPERTY

Our goal is to obtain, maintain and enforce patent protection for our products, formulations, processes, methods and other proprietary technologies, preserve our trade secrets, and operate without infringing on the proprietary rights of other parties, both in the United States and in other countries. Our policy is to actively seek to obtain, where appropriate, the broadest intellectual property protection possible for Salicinium and any future product candidates, proprietary information and proprietary technology through a combination of contractual arrangements and patents, both in the U.S. and abroad. Currently, we have entered into a letter of intent for our product candidate, and the entities from which we have entered into agreement with have either obtained or applied for patent protection for such product. With respect to the product, we do not anticipate significant expenses in obtaining and maintain patent protection on our (and our licensees') behalf, unless and until a claim or assertion of infringement arises. However, even patent protection may not always afford us with complete protection against competitors who seek to circumvent our patents.

RESEARCH  AND  DEVELOPMENT

Since inception, HSTI has not engaged in any research and development activities. Our business model is to license technologies developed by other parties.

COMPETITION

The development and commercialization for new products to treat cancer is highly competitive, and there will be considerable competition from major pharmaceutical, biotechnology, and specialty cancer companies. Many of our competitors have substantially more resources than we do, including both financial and technical. In addition, many of these companies have more experience than we do in preclinical and clinical development, manufacturing, regulatory, and global commercialization. We are also competing with academic institutions, governmental agencies and private organizations that are conducting research in the field of cancer. Competition for highly qualified employees is intense.

DEPENDENCE  ON  ONE  OR  A  FEW  MAJOR  CUSTOMERS

HSTI  is  not  dependent  on  one  or  a  few  major  customers.

EMPLOYEES


HSTI has four full time employees and two consultants who devote a significant percentage of their time to the Company. We believe our relationship with our employees is good.


DESCRIPTION  OF  PROPERTY  OF  HSTI


HSTI's executive offices are located at 150 Research Dr., Hampton VA. We currently share these offices without rent from The Health Network, Inc., of which Ron Howell is president. The combined office space and warehouse space is 42,600 square feet.


LEGAL  PROCEEDINGS  OF  HSTI

HSTI is not a party to any material legal proceedings and, to the Company's knowledge, no such proceedings are threatened or contemplated by any party.

INDEMNIFICATION  OF  HSTI'S  DIRECTORS  AND  OFFICERS

Nevada Revised Statutes ("NRS") Sec. 78.7502 provides, in effect, that any person made a party to any action by reason of the fact that he is or was a director, officer, employee or agent of HSTI may and, in certain cases, must be indemnified by HSTI against, in the case of a non-derivative action, judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by him as a result of such action; and in the case of a derivative action, against amounts paid in settlement and expenses (including attorneys' fees) actually and reasonably incurred, if in either type of action he either (1) Is not liable for a breach of his fiduciary duties to HSTI pursuant to NRS 78.138, or (2) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of our company and in, with respect to any criminal, had reasonable cause to believe his conduct was lawful. This indemnification does not apply, in a derivative action, to matters as to which it is adjudged that the director, officer, employee or agent is liable to HSTI, unless upon court order it is determined that, despite such adjudication of liability, but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnification for expenses.

At present, there is no pending litigation or proceeding involving any director or officer as to which indemnification is being sought against HSTI, nor are we aware of any threatened litigation that may result in claims for indemnification by any director or officer.

CERTAIN  RELEATIONSHIPS  AND  RELATED  TRANSACTIONS

Currently HSTI operates out of an office located at 150 Research Dr. in Hampton, VA. The offices are currently being rented by The Health Network, Inc., whose president, Ron Howell, is also the president of HSTI. HSTI currently does not pay rent to the Health Network, Inc.


Mr. Howell also serves as a consultant to HSTI in consideration for a monthly accrual of $10,000.


ITEM  5.01  CHANGES  IN  CONTROL  OF  REGISTRANT

Effective May 5, 2008 and closed on May 9, 2008, the Company entered into a Reorganization and Stock Purchase Agreement (the "Acquisition") with Health Source Technologies, Inc. ("HSTI") to acquire 100% of the issued and outstanding equity of HSTI in exchange for a majority interest in the Company. As a result of the Acquisition, HSTI is now the majority shareholder of the Corporation, holding 66,000,000 shares of common stock and 1,000,000 shares of Series A Preferred Stock. The Series A Preferred Stock is convertible into 405 shares of common stock per share of Series A Preferred Stock, and has voting, distribution, and liquidation rights equal to 405 shares of common stock for every share of Series A Preferred Stock held.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the terms of the Acquisition, Alan Lew has resigned as the Company's sole director and officer, and appointed Ron Howell, a designee of HSTI, as the Company's sole director. In addition, on May 8, 2008, the Board of directors appointed Ron Howell as Chief Executive Officer and Chairman, and Wesley D. Tate as Chief Financial Officer and Secretary.

RONALD R. HOWELL, CHIEF EXECUTIVE OFFICER AND CHAIRMAN: Mr. Howell has over 30 years of diversified leadership experience. He has distinguished himself in various businesses and held executive positions in various industries including real estate, distribution, national and international sales, wholesale and retail marketing, financial service. Mr. Howell serves as the CEO and President of The Health Network, Inc. and has served in that capacity for over 5 years. The Health Network, Inc. is a direct sales and marketing company in the nutraceutical industry.

Holding a Bachelor's Degree in Management from the University of Maryland and an MBA from the Sellinger School of Business and Management at Loyola College, Mr. Howell has also taught as an Adjunct Professor at Loyola College in Baltimore, Maryland. Ron also served his country as a United States Marine.

WESLEY D. TATE, CHIEF FINANCIAL OFFICER AND SECRETARY: Prior to joining the Company Mr. Tate served as Executive Vice President and Chief Operating Officer for InnerLight Inc. in Provo Utah for over five years. Before that, he was Assistant Chief Financial Officer for Beverly Sassoon and Co. in Boca Raton, Florida. Wes has spent almost 15 years in the Direct Sales Industry working with a number of different companies. He also has experience outside the direct sales industry, having worked with a number of fortune 500 companies.

Mr. Tate received his Bachelor of Science degree from the University of Tennessee, Knoxville, with majors in finance and psychology and his Masters of Business Administration from the University of Tennessee, Knoxville, with concentrations in finance and management. Wes served his country in the United States Army.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  Statements

Set  forth  below.

(c)  Exhibits.

Exhibit   Description
-------   -----------

2.4 Reorganization and Stock Purchase Agreement between NT Holding Corp. and Health Source Technologies, Inc.*

2.5 Assignment and Assumption Agreement between NT Holding Corp. and Rider Point International.*

10.1 Letter of Intent between Health Source Technologies, Inc. and Joe Brown dated December 27, 2007.*

* Included in the Company's form 8-K filed May 15, 2008, and incorporated herein by this reference


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 19, 2008                NT HOLDING CORP.
                                   (Registrant)

                                   By: /s/ Ron Howell
                                   ------------------
                                   Ron Howell
                                   Chief Executive Officer

                        HEALTH SOURCE TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

TABLE OF CONTENTS

     Report  of  Independent  Registered  Public  Accounting  Firm. .........F-2

     Consolidated  Balance  Sheets  as  of  December  31,  2007. ............F-3

     Consolidated  Statements  of  Operations  for  the  period from August 6, 2007 (Inception) through December 31, 2007. ........F-4

     Consolidated  Statements  of  Changes  in  Stockholders'  Equity
          for  the period  from  August  6,  2007 (Inception)
          through December 31, 2007. ........................................F-5

     Consolidated  Statements  of  Cash  Flows  for  the  period from  August 6, 2007 (Inception) through December 31, 2007. .......F-6

     Notes  to  Financial  Statements. .............................F-7  to  F-9

Board of Directors
Health Source Technologies, Inc.
Hampton, Virginia

                REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

We have audited the accompanying balance sheet of Health Source Technologies, Inc. (a Development Stage Company) as of December 31, 2007 and the statements of operations, stockholders' equity and cash flows for the period from the date of inception (August 6, 2007) through December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board ("PCAOB"). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used, significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly, in all material aspects, the consolidated financial position of the Company as of December 31, 2007, and the results of its operations and cash flows for the period from the date of inception (August 6, 2007) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company does not have the necessary working capital to service its debt and for its planned activity, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in the footnotes to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Madsen & Associates CPA's, Inc.
-----------------------------------
Madsen & Associates CPA's, Inc.
May 7, 2008
Salt Lake City, Utah

                        HEALTH SOURCE TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                          Consolidated Balance Sheets

                                                  DECEMBER 31, 2007
ASSETS
 Cash                                             $              985
                                                  -------------------

TOTAL ASSETS                                      $              985
                                                  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY


LIABILITES:
Accounts payable                                               1,340
Accounts payable - related parties                            60,882
                                                  -------------------
 TOTAL CURRENT LIABILITES                                     62,222


STOCKHOLDERS' EQUITY:
Common stock, no par value;
    $1.00 stated value, 1,500 shares
    authorized 1,500 issued and
    outstanding                                                1,500
Additional paid in capital                                         -
Deficit accumulated during the exploration stage             (62,737)
                                                  -------------------

 TOTAL STOCKHOLDERS' EQUITY                                  (61,237)
                                                  -------------------

TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY                          $              985
                                                  ===================


    The accompanying notes are an integral part of the financial statements

                        HEALTH SOURCE TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            Statement of Operations


                                                FROM AUGUST 6, 2007
                                                (DATE OF INCEPTION )
                                                TO DECEMBER  31, 2007
                                                -----------------------

REVENUE:                                        $                    -
                                                -----------------------
 TOTAL REVENUE                                                       -


OPERATING EXPENSES:
 Salaries                                                       30,000
 Consulting                                                     30,000
 Other general & administrative                                  2,737
                                                -----------------------

 TOTAL OPERATING EXPENSES                                       62,737

NET LOSS                                        $              (62,737)
                                                =======================


WEIGHTED AVERAGE SHARES
 COMMON STOCK OUTSTANDING                                        1,500
                                                =======================

NET LOSS PER  SHARE (BASIC AND FULLY DILUTIVE)  $               (41.82)
                                                =======================



    The accompanying notes are an integral part of the financial statements

                        HEALTH SOURCE TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   Statement of Changes in Stockholder Equity
              From August 6, 2007 (inception) to December 31, 2007

                                                       Common Stock
                                               100,000,000 shares authorized
                                              --------------------------------

                                                              Par Value                      Deficit accumulated
                                                              No Par Value      Additional   during the
                                              Shares          $1.00 Stated      Paid-In      development
                                              Issued          Value             Capital      stage                  Total
                                              --------------  ----------------  -----------  ---------------------  ---------

BALANCE- August 6, 2007 (inception)                        -  $              -  $         -  $                  -   $      -


  Issuance of common stock
     for cash - October 2, 2007                        1,500             1,500                                         1,500


  Net (loss) for period ended June 30, 2007                                                               (62,737)   (62,737)
                                              --------------  ----------------  -----------  ---------------------  ---------

BALANCE- December 31, 2007                             1,500  $          1,500  $         -  $            (62,737)  $(61,237)
                                              ==============  ================  ===========  =====================  =========


    The accompanying notes are an integral part of the financial statements

                                     F-5

                        HEALTH SOURCE TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            Statement of Cash Flows

                                                FROM AUGUST 6, 2007
                                                (DATE OF INCEPTION )
                                                TO DECEMBER 31, 2007
                                                ----------------------
CASH FLOWS USED IN OPERATING ACTIVITIES:

    NET LOSS                                    $             (62,737)

    ADJUSTMENTS TO RECONCILE NET (LOSS) TO NET
        CASH PROVIDED BY OPERATING ACTIVITES:

CHANGES IN OPERATING ASSETS AND LIABILITES

     Increase in accounts payable                              62,222
                                                ----------------------

                                                                    -

NET CASH USED IN OPERATING ACTIVITIES                            (515)
                                                ----------------------


CASH FLOWS FROM FINANCING ACTIVITIES:

    Issuance of common stock for cash                           1,500
                                                ----------------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                       1,500

    NET INCREASE (DECREASE) IN CASH                               985

    CASH AT BEGINNING OF YEAR                                       -
                                                ----------------------
                                                                    -
CASH AT END OF YEAR                             $                 985
                                                ======================

    The accompanying notes are an integral part of the financial statements

                        HEALTH SOURCE TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                       Notes to the Financial Statements
                               December 31, 2007

NOTE  1  -  NATURE  AND  PURPOSE  OF  BUSINESS

Health Source Technologies, Inc. (the Company) was incorporated under the laws of the state of Nevada on August 6, 2007. The Company is currently headquartered in Hampton, Virginia. The Company is a biopharmaceutical company in the development stage with a focus on acquiring and developing products for the treatment of cancer.

NOTE  2  -  NATURE  OF  SIGNIFICANT  ACCOUNTING  POLICIES

CASH  AND  CASH  EQUIVALENTS
----------------------------

The Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents.

REVENUE  RECOGNITION
--------------------

The Company considers revenue to be recognized at the time the service is performed.

USE  OF  ESTIMATES
------------------

The preparation of the Company's financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS
---------------------------------------

The Company's short-term financial instruments consist of cash and cash equivalents and accounts payable. The carrying amounts of these financial instruments approximate fair value because of their short-term maturities. Financial instruments that potentially subject the Company to a concentration of credit risk consist principally of cash. During the year the Company did not maintain cash deposits at financial institution in excess of the $100,000 limit covered by the Federal Deposit Insurance Corporation. The Company does not hold or issue financial instruments for trading purposes nor does it hold or issue interest rate or leveraged derivative financial instruments.

EARNINGS  PER  SHARE
--------------------

Basic Earnings per Share ("EPS") is computed by dividing net income available to common stockholders by the weighted average number of common stock shares outstanding during the year. Diluted EPS is computed by dividing net income available to common stockholders by the weighted-average number of common stock shares outstanding during the year plus potential

                        HEALTH SOURCE TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                       Notes to the Financial Statements
                               December 31, 2007

dilutive instruments such as stock options and warrant. The effect of stock options on diluted EPS is determined through the application of the treasury stock method, whereby proceeds received by the Company based on assumed exercises are hypothetically used to repurchase the Company's common stock at the average market price during the period. Loss per share is unchanged on a diluted basis since the assumed exercise of common stock equivalents would have an anti-dilutive effect.

INCOME  TAXES:

The Company uses the asset and liability method of accounting for income taxes as required by SFAS No. 109 "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of certain assets and liabilities. Deferred income tax assets and liabilities are computed annually for the difference between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities.

Deferred income taxes may arise from temporary differences resulting from income and expanse items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. The Company had no significant deferred tax items arise during any of the periods presented.

CONCENTRATION  OF  CREDIT  RISK:

The  Company  does  not have any concentration of related financial credit risk.

RECENT  ACCOUNTING  PRONOUNCEMENTS:

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact to its financial statements.

NOTE  3  -  ACCOUNTS  PAYABLE  -  RELATED  PARTIES

The Company has accrued amounts as salaries and consulting expense payable to stockholders for services rendered to the Company during the period ended December 31, 2007.

                        HEALTH SOURCE TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                       Notes to the Financial Statements
                               December 31, 2007

NOTE  4  -  COMMON  STOCK

The Company issued 1,500 shares of its common stock in October of 2007 for cash in the amount of $1,500.


NOTE  5  -  GOING  CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has no sales and has incurred a net loss of $ 62,737 since inception. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business. Management has plans to seek additional capital through a private placement and public offering of its common stock. The financial statements do not include any adjustments relating to the recoverability and classifications of recorded assets, or the amounts of and the classification of liabilities that might be necessary in the event the Company cannot continue in existence.